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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                  May 1, 2000
                Date of Report (Date of earliest event reported)

                               ABSOLUTEFUTURE.COM
                 (Name of small business issuer in its charter)


                       Commission File Number: 000-24199


           Nevada                                          88-0306099
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                       Identification Number)


                        10900 NE 8th Street, Suite 1414
                               Bellevue, WA 98004
          (Address of principal executive offices including zip code)

                                 (425) 462-6210
                          (Issuer's telephone number)

Item 5. Other Events.

Issuer is filing this Current Report on Form 8-K in order to provide the information contained in its press release dated May 1, 2000, which is included as Exhibit 1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

Exhibits filed as a part of this report.

Exhibit No.            Description
----------             -----------

   1                   AbsoluteFuture.com Press Release dated May 1, 2000
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                                   SIGNATURES

  In accordance with Section 13 or 15(d) of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on May 1, 2000.


                                  AbsoluteFuture.com


                                        /s/   MICHAEL FOLEY
                                  By:
                                              Michael Foley
                                          Secretary & Director

May 1, 2000